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EXHIBIT 10.1.1

                                LEASE AGREEMENT

THIS  AGREEMENT  OF  LEASE  ENTERED  AT  LAHORE  THIS  IS  1ST  DAY OF JULY 2002

Mrs Samina Hijab W/O Masood Hahi through General Power of Attorney Mr. Ibrar Ahmad S/O Nisar Ahamad Malik resident of 4-Tariq Block, New Garden Town, Lahore hereinafter called the LESSOR; which expression shall unless repugnant to the context means and in clued here legal hires, executor; administrator and assignees; party of the ONE PART

AND

ESSENTAIL -TEC (PVT) LTD 458-K MODEL TOWN; LAHORE: hereinafter called the LESSEE; which shell unless repugnant to the context means and include its administrator; successor-in-interest, executor and assignees; party of the OTHER PART.

WHEREAS the party over the ONE PART is the absolute owner of the property no. 458-K Model Town.Ext; Lahore and she has full authority to let the house. This house is taken for office but there will be no public dealing in that office and no signboard will be placed outside the building.

AND WHEREAS the party of the ONE PART has decided to lease the above mention property in favor of the LESSEE for a period of twelve (12) months with effect from 1st july 2002 and the LESSEE is desirons of taking on lease of the said premises to have residence on such and conditions as indicated herein below.

THIS  AGREEMENT  WITNESSETH  BELOW:

     1. That the property has been leased to the LESSEE for the period of twelve months commencing from 1st July 2002 and expiring 30th June 2003 at a monthly rent of 289737.

           /s/     Ibrar Ahmad                     /s/ Shuaid Rana
          --------------------------------       -----------------------------
                     LESSOR                                LESSEE



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                                    Page 2

     2.   I  and  advance rent for the entire period of six months amounting RS:
          173838  has  been  paid  by  the  LESSEE  to  party  of  ONE  PART.
     3. That the lessee has paid a sum of RS: 50,000/- as security Deposit which will be refunded by the LESSOR to the LESSEE at the time of vacation of the premises (including in the payment at page 2 above)
     4: That the period of lease will commence from the 1st of July 2002 and shall be terminated on 30th June 2003 . The parties can effect the renewal of the lease by their mutual consent only through the agreement . in case the lessee intends by maturity to vacant the premises before the maturity of the agreement he will give clear 2 months notice to the lesser in advance.
     5. That the vacant physical possession of the property shall be handed over to the LESSOR on termination of lease expiring on 30th June 2003, the lessee will handover the possession to the party of the one part unless the lease is renewed for further period. if a two months notice from either party id not given at the expiry of this agreement the contract will assumed renewed at 8% applicable on the original Rent RS 31907- and increase added every year i.e 1st July each year.
     6. That the lease is not entitles to make any alteration of additions etc; in the premises without prior written consent of the LESSOR.
     7. That the LESSEE is responsible for the sale custody of all fixture fittings, installation and in case of any damage caused to the fixture etc. it will be repaired or replace at the cost of the LESSEE. (inventor of fixture etc to be prepared signed by both parties before occupation. which shall become part of this agreement .) Shall maintain Garden; Plants, and Plague etc. Rocky


           /s/     Ibrar Ahmad                     /s/ Shuaid Rana
          --------------------------------       -----------------------------
                    LESSOR                                LESSEE

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                                    Page 3

     8. That the LESSEE shall handover the vacant possession of the premises in the time of vacation to the LESSOR or her authorized agent on a valid receipt. The LESSEE shall not be entitled to sublet in premises to anyone else.
     9. That the LESSEE will also pay essential service bills the water, Electricity, Sui Gas and Telephone charges to the respective department directly in addition to the above mentioned montly rent and provide a copy of receipt to LESSOR.
     10. That the entire party can terminate the lease by giving two months notice without assigning any reason. in such events the LESSOR shall return to the lessee the balance for UNUTILIZED period of the advance rent; promptly on such termination.
     11. The lessee will Handover the House of the LESSOR in the same condition he had take over at the time of occupancy.


IN WITHNESS WHEREOF, the parties have set and subscribed their hands hereunder at lahore on the day and year montioned above.



           /s/     Ibrar Ahmad       /s/ Shuaid Rana

--------------------------------     -----------------------------
      LESSOR                         LESSEE
      On behalf of:  Samina Hijab    General Manager, On behalf of Esstec, Inc.




Witness

/s/ Muhammad Asim
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